UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 5, 2004


                           SOUTHWALL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                  0-15930            94-2551470
  (State or other jurisdiction      (Commission       (I.R.S. Employer
        of incorporation)           File Number)     Identification No.)

                             3975 EAST BAYSHORE ROAD
                          PALO ALTO, CALIFORNIA  94303
                    (Address of principal executive offices)


                                 (650) 962-9111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On October 6, 2004, Southwall Technologies Inc. issued a press release announcing the results of its Annual Meeting of Stockholders held on October 5, 2004. A copy of the press release is filed as Exhibit 99.1 herewith.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.
          --------

     Exhibit No.:     Description:
     ------------     -----------

     Exhibit 99.1 Press Release, dated October 6, 2004, issued by Southwall Technologies Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTHWALL TECHNOLOGIES INC.


                                    By:   /s/ Thomas G. Hood
                                        --------------------
                                        Thomas G. Hood
                                        Chief Executive Officer

Date:  October 7, 2004

                                  EXHIBIT INDEX

Exhibit No.:     Description:
------------     -----------

Exhibit 99.1     Press Release, dated October 6, 2004, issued by
                 Southwall Technologies Inc.